                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.1


                         PRIDE INTERNATIONAL RIG STATUS
                               September 30, 2004

OFFSHORE FLEET

===================================================================================================================================
                                                            Current Contract(1)
                                                            -------------------
            Rig Name             Design          Area        From        To        Dayrate(2)                  Comments
===================================================================================================================================
OWNED UNITS
-----------

DRILLSHIPS-2
-----------------------------------------------------------------------------------------------------------------------------------
Pride Africa                  10,000' WD, DP   W Africa     Oct-99     Jun-05       Low $160s    SPS scheduled Nov 1 - Dec 21, 2004
                                                          ----------------------------------------
                                                            Jul-05     Jul-10       Mid $150s
-----------------------------------------------------------------------------------------------------------------------------------
Pride Angola                  10,000' WD, DP   W Africa     May-00     May-05       Low $160s
                                                          ----------------------------------------
                                                            Jun-05     Jun-10       Mid $150s
-----------------------------------------------------------------------------------------------------------------------------------
SEMISUBMERSIBLES-10
Pride Brazil                   5,000' WD, DP    Brazil      Jul-01     Jul-06       Mid $130s
-----------------------------------------------------------------------------------------------------------------------------------
Pride Carlos Walter            5,000' WD, DP    Brazil      Jun-01     Jun-06       Mid $130s
-----------------------------------------------------------------------------------------------------------------------------------
Pride North America          7,500' WD, Conv   W Africa     Aug-04     Aug-05       Low $100s   SPS scheduled Sep 25 - Oct 17, 2004
-----------------------------------------------------------------------------------------------------------------------------------
Pride North Sea              1,000' WD, Conv   N Africa     Nov-04     Jul-05       High $60s
-----------------------------------------------------------------------------------------------------------------------------------
Pride South America            4,000' WD, DP    Brazil      Jan-03     Feb-05       High $70s
-----------------------------------------------------------------------------------------------------------------------------------
Pride South Atlantic         1,500' WD, Conv    Brazil      Jan-04     Dec-04       Mid $60s
-----------------------------------------------------------------------------------------------------------------------------------
Pride South Pacific          6,500' WD, Conv   W Africa     Apr-04     Feb-05       Low $70s
-----------------------------------------------------------------------------------------------------------------------------------
Pride South Seas             1,000' WD, Conv    Mexico      Oct-02     Jun-05       Low $50s
-----------------------------------------------------------------------------------------------------------------------------------
Pride Venezuela              1,500' WD, Conv   Trinidad
-----------------------------------------------------------------------------------------------------------------------------------
Pride Mexico                 2,650' WD, Conv    Mexico      Oct-03     Apr-07       High $40s
-----------------------------------------------------------------------------------------------------------------------------------
JACKUPS-33

  International(8)

Pride Cabinda                       300' ILC   W Africa     Aug-00     Aug-05       Low $50s
-----------------------------------------------------------------------------------------------------------------------------------
Pride Hawaii                        300' ILC   SE Asia      Nov-03     May-05       Low $50s
-----------------------------------------------------------------------------------------------------------------------------------
Pride Montana                       270' ILC   Mid-East     Jun-04     Jun-07       Low $40s     SPS scheduled Nov 1 - Nov 21, 2004
-----------------------------------------------------------------------------------------------------------------------------------
Pride North Dakota                  250' ILC   W Africa     Oct-02     Oct-04       Low $60s
                                            ---------------------------------------------------
                                               Mid-East     Mar-05     Mar-08       High $50s
-----------------------------------------------------------------------------------------------------------------------------------
Pride Ohio                          250' ILC   Mid-East     Oct-04     Sep-07       Low $40s
-----------------------------------------------------------------------------------------------------------------------------------
Pride Pennsylvania                  300' ILC    India       Jun-03     Jun-06       Mid $50s
-----------------------------------------------------------------------------------------------------------------------------------
Pride Rotterdam                   205' Accom    N Sea       May-04     Mar-05       Low $40s
-----------------------------------------------------------------------------------------------------------------------------------
Pride West Virginia                 300' ILC    India       Nov-02     Nov-04       Low $50s     Sale Pending
-----------------------------------------------------------------------------------------------------------------------------------
  Gulf of Mexico-Mexico(14)

Pride Alabama                     200' MC/TD    Mexico      Jul-03     Jul-07       Mid $30s
-----------------------------------------------------------------------------------------------------------------------------------
Pride Alaska                      250' MC/TD    Mexico      Nov-02     Jul-05       Mid $30s
-----------------------------------------------------------------------------------------------------------------------------------
Pride Arkansas                    200' MC/TD    Mexico      Nov-03     Oct-06       Mid $30s
-----------------------------------------------------------------------------------------------------------------------------------
Pride California                  250' MS/TD    Mexico      Aug-02     Oct-05       Low $30s
-----------------------------------------------------------------------------------------------------------------------------------
Pride Colorado                    200' MC/TD    Mexico      Jul-03     Mar-07       Mid $30s
-----------------------------------------------------------------------------------------------------------------------------------
Pride Louisiana                   250' MS/TD    Mexico      Apr-02     Jul-06       Low $30s
-----------------------------------------------------------------------------------------------------------------------------------
Pride Mississippi                 200' MC/TD    Mexico      Sep-02     Apr-05       Mid $30s
-----------------------------------------------------------------------------------------------------------------------------------
Pride Nebraska                    200' MC/TD    Mexico      Nov-02     Jan-06       Mid $30s
-----------------------------------------------------------------------------------------------------------------------------------
Pride Nevada                      200' MC/TD    Mexico      Apr-02     Jul-06       Low $30s
-----------------------------------------------------------------------------------------------------------------------------------
Pride Oklahoma                    250' MS/TD    Mexico      Sep-02     Apr-05       Mid $30s
===================================================================================================================================

(1) Certain information in the table, including expected contract expiration dates, are estimates based on current arrangements with Pride's customers and current expectations as to the time required for completion of projects.

(2) Dayrates shown are contract dayrates. They exclude reimbursable items, mobilization and demobilization fees, bonus and other items that constitute revenues under generally accepted accounting principles, but that it is not practicable to determine with specificity on a prospective basis. The Company believes this information is useful to investors in estimating revenues in future periods in combination with the contract term.

THE INFORMATION IN THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. THESE FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS CONCERNING CONTRACT EXPIRATION DATES AND DAYRATES. SUCH STATEMENTS ARE SUBJECT TO A NUMBER OF RISKS, UNCERTAINTIES AND ASSUMPTIONS, INCLUDING WITHOUT LIMITATION EARLY TERMINATION BY THE CUSTOMER PURSUANT TO THE CONTRACT OR OTHERWISE, CANCELLATION OR COMPLETION OF CERTAIN CONTRACTS EARLIER THAN EXPECTED, OPERATIONAL DIFFICULTIES AND OTHER FACTORS DESCRIBED IN PRIDE'S MOST RECENT ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q AND OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH ARE AVAILABLE FREE OF CHARGE AT THE SEC'S WEBSITE AT WWW.SEC.GOV OR THE COMPANY'S WEBSITE AT WWW.PRIDEINTERNATIONAL.COM. PRIDE CAUTIONS YOU THAT FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND THAT ACTUAL RESULTS OR DEVELOPMENTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED OR IMPLIED IN THESE STATEMENTS.


Key:
DP-Dynamically-positioned. Conv-Conventionally moored. Accom-Accommodation unit. ILC-Ind. leg cantilever. ILS-Ind. leg slot. MC-Mat-supported cantilever. MS-Mat-supported slot. TD-Top drive. TLP-Tension Leg Platform

                         PRIDE INTERNATIONAL RIG STATUS
                               September 30, 2004


OFFSHORE FLEET (CONT'D)

------------------------------------------------------------------------------------------------------------------------------------
                                                            Current Contract(1)
                                                            -------------------
        Rig Name                    Design       Area        From        To        Dayrate(2)              Comments
------------------------------------------------------------------------------------------------------------------------------------
Pride South Carolina              200' MC/TD    Mexico      Jul-02     Mar-06       Low $30s
------------------------------------------------------------------------------------------------------------------------------------
Pride Tennessee                  300' ILC/TD    Mexico      Jul-03     Jun-06       High $40s
------------------------------------------------------------------------------------------------------------------------------------
Pride Texas                       300' MC/TD    Mexico      Nov-03     Mar-05       Mid $30s
------------------------------------------------------------------------------------------------------------------------------------
Pride Wisconsin                  300' ILS/TD    Mexico      Jan-04     Dec-06       Mid $30s
------------------------------------------------------------------------------------------------------------------------------------
  Gulf of Mexico-USA(11)
Pride Arizona                     250' MS/TD     USA        Jun-04     Jun-05       High $20s
------------------------------------------------------------------------------------------------------------------------------------
Pride Florida                     200' MC/TD     USA        Jul-04     Oct-04       Low $30s
                                                          --------------------------------------------------------------------------
                                                            Oct-04     Feb-05       Mid $30s
------------------------------------------------------------------------------------------------------------------------------------
Pride Georgia                     250' MS/TD     USA        May-04     Dec-04       Low $30s
------------------------------------------------------------------------------------------------------------------------------------
Pride Illinois                       225' MS     USA                                             Sale Pending
------------------------------------------------------------------------------------------------------------------------------------
Pride Kansas                      250' MC/TD     USA        Nov-02     Nov-04       High $30s    Dayrate indexed monthly to market
------------------------------------------------------------------------------------------------------------------------------------
Pride Kentucky                       250' MS     USA                                             Sale Pending
------------------------------------------------------------------------------------------------------------------------------------
Pride Michigan                       250' MS     USA        Mar-04     Nov-04       Mid $30s
------------------------------------------------------------------------------------------------------------------------------------
Pride Missouri                    250' MC/TD     USA        Aug-04     Oct-04       Low $30s
                                                          ----------------------------------------
                                                            Oct-04     Dec-04       Mid $30s
------------------------------------------------------------------------------------------------------------------------------------
Pride New Mexico                     200' MC     USA        May-04     May-05       High $20s
------------------------------------------------------------------------------------------------------------------------------------
Pride Utah                         80' MC/TD     USA
------------------------------------------------------------------------------------------------------------------------------------
Pride Wyoming                        250' MS     USA
------------------------------------------------------------------------------------------------------------------------------------
PLATFORM RIGS - 21

Platform Rigs - Mexico               3 Units    Mexico     Various    Various      High $10s(3)  3 of 3 rigs contracted
------------------------------------------------------------------------------------------------------------------------------------
Platform Rigs - USA                 18 Units     USA       Various    Various      Low $20s(3)   5 of 18 rigs contracted
------------------------------------------------------------------------------------------------------------------------------------
TENDERS - 5

Al Baraka 1                          650' WD   W Africa     Jan-05     Mar-07       Low $40s
------------------------------------------------------------------------------------------------------------------------------------
Alligator                            330' WD   W Africa     Jul-04     Jan-06       High $30s
------------------------------------------------------------------------------------------------------------------------------------
Barracuda                            330' WD   W Africa
------------------------------------------------------------------------------------------------------------------------------------
Ile De Sein                          450' WD   SE Asia      Dec-02     Apr-05       Mid $30s
------------------------------------------------------------------------------------------------------------------------------------
Piranha                              600' WD   SE Asia      Mar-03     Jun-05       Mid $30s
------------------------------------------------------------------------------------------------------------------------------------
BARGES - 3

Bintang Kalimantan                    21' WD   W Africa     Sep-01     Apr-05       High $20s
------------------------------------------------------------------------------------------------------------------------------------
Pride I                              150' WD  Venezuela     Jan-95     Jan-05       Mid $20s
------------------------------------------------------------------------------------------------------------------------------------
Pride II                             150' WD  Venezuela     Jan-95     Jan-05       Mid $20s
------------------------------------------------------------------------------------------------------------------------------------
MANAGED UNITS
-------------

SEMISUBMERSIBLE - 1

Leiv Eiriksson                 8,200' WD, DP   W Africa     Oct-04     Jan-05          **(4)     Management fee
------------------------------------------------------------------------------------------------------------------------------------
JACKUPS - 2

GP 19                               150' ILC  Venezuela     Dec-00     Mar-05          **        Management fee
------------------------------------------------------------------------------------------------------------------------------------
GP 20                               150' ILC  Venezuela     Dec-00     Mar-05          **        Management fee
------------------------------------------------------------------------------------------------------------------------------------
PLATFORM RIGS - 3

Kizomba A                   TLP Drilling Rig   W Africa     Dec-03     Dec-08          **        Management fee
------------------------------------------------------------------------------------------------------------------------------------
Holstein                   Spar Drilling Rig     USA        Aug-04     Apr-09          **        Management fee
------------------------------------------------------------------------------------------------------------------------------------
Mad Dog                    Spar Drilling Rig     USA        Sep-04     Sep-09          **        Management fee
====================================================================================================================================


(1) Certain information in the table, including expected contract expiration dates, are estimates based on current arrangements with Pride's customers and current expectations as to the time required for completion of projects.

(2) Dayrates shown are contract dayrates. They exclude reimbursable items, mobilization and demobilization fees, bonus and other items that constitute revenues under generally accepted accounting principles, but that it is not practicable to determine with specificity on a prospective basis. The Company believes this information is useful to investors in estimating revenues in future periods in combination with the contract term.

(3)   Average contract dayrate for the rig class.

(4)   ** Not applicable.


Key:
DP-Dynamically-positioned. Conv-Conventionally moored. Accom-Accommodation unit. ILC-Ind. leg cantilever. ILS-Ind. leg slot. MC-Mat-supported cantilever. MS-Mat-supported slot. TD-Top drive. TLP-Tension Leg Platform

                         PRIDE INTERNATIONAL RIG STATUS
                               September 30, 2004


LAND FLEET

--------------------------------------------------------------------------------
                                         Rig Count
                                -------------------------------
Country                              Total        Contracted        Utilization
--------------------------------------------------------------------------------
ARGENTINA DRILLING                     52             43               83%

ARGENTINA WORKOVER                    101             93               92%

BOLIVIA DRILLING                       4              2                50%

BOLIVIA WORKOVER                       3              1                33%

COLOMBIA / ECUADOR DRILLING            14             9                64%

COLOMBIA / ECUADOR WORKOVER            8              6                75%

BRAZIL DRILLING                        1              1                100%

BRAZIL WORKOVER(6)                     9              9                100%

MEXICO WORKOVER                        2              1                50%

VENEZUELA DRILLING                     6              5                83%

VENEZUELA WORKOVER                     27             23               85%

RUSSIA / KAZAKHSTAN                    3              1                33%

CHAD                                   5              5                100%

OTHER LAND                             12             6                50%

--------------------------------------------------------------------------------
TOTAL RIGS                            247            205               83%
================================================================================


(6)  FOUR RIGS MANAGED BY PRIDE, BUT OWNED BY THIRD PARTIES.


Key:
DP-Dynamically-positioned. Conv-Conventionally moored. Accom-Accommodation unit. ILC-Ind. leg cantilever. ILS-Ind. leg slot. MC-Mat-supported cantilever. MS-Mat-supported slot. TD-Top drive. TLP-Tension Leg Platform